EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statements (SEC File No. 333-08249, 333-08251, 333-08257,
333-08303, 333-11492, 333-30854, 333-30856, 333-30926, 333-36785, 333-37420,
333-55316, 333-64325, 333-66903, 333-70947, and 333-70951).


                                             /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
July 30, 2001